UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant's telephone number including area code: (713) 753-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 5.02(c) of the Current Report on Form 8-K dated December 17, 2024, and filed on December 19, 2024 (the “Original Form 8-K”) solely to reflect compensatory matters that were determined subsequent to filing the Original Form 8-K. No other changes have been made to the Original Form 8-K.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Officers.

As previously disclosed, Byron Bright will assume the position of Chief Operating Officer (“COO”) of KBR, Inc. (“KBR”), effective May 2025.

In connection with Mr. Bright’s appointment as COO, which will be effective May 1, 2025, the Compensation Committee of KBR’s Board of Directors has approved a new compensation package for Mr. Bright. Commensurate with his new title and additional responsibilities, Mr. Bright’s base salary and the target dollar value of his 2025 long-term incentive award have been increased, while the target percentage of his base salary on which his 2025 short-term incentive award will be determined remains the same. As COO, Mr. Bright will receive (i) an annual base salary of $750,000, prorated from the effective date of his appointment, as well as (ii) continued eligibility to participate in the KBR Senior Executive Performance Pay Plan for 2025 with a target short-term incentive award equal to 100% of his base salary, as prorated from the effective date of his appointment, (iii) a long-term incentive award composed of restricted stock units, performance stock units and a performance cash and stock award under KBR’s stock and incentive plan for 2025 with an estimated target grant date value of $1,500,000, which includes a previously approved award for 2025 with an estimated target grant date value of $1,350,000 and (iv) continued eligibility to participate in the other compensation and benefit plans generally available to KBR’s executives.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

February 25, 2025	/s/ Sonia Galindo
Sonia Galindo
Executive Vice President, General Counsel & Corporate Secretary